UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2020 (February 20, 2020)

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		717-850-0170

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2020, Marie T. Gallagher, Senior Vice President and Controller of PepsiCo, Inc., was elected to the Board of Directors of P. H. Glatfelter Company (the “Company”). Ms. Gallagher, age 60, was appointed PepsiCo’s Senior Vice President and Controller in 2011. She joined PepsiCo in 2005 as Vice President and Assistant Controller. Before joining PepsiCo, Ms. Gallagher worked for Altria Corporate Services beginning in 1992, including holding the position of Assistant Controller from 1997 to 2005, and, prior to that, she was a senior manager at PwC. Ms. Gallagher has been named by the Board of Directors to serve on the Company’s Audit Committee.

Compensatory arrangements for Ms. Gallagher as a new director will be consistent with the Company’s previously disclosed standard arrangements for directors. Such arrangements are described under “Director Compensation” of the Company’s proxy statement for its 2019 annual meeting of shareholders filed with the Securities and Exchange Commission on March 29, 2019, which disclosure is incorporated herein by reference. In general, non-employee directors receive an annual retainer fee and committee meeting and chair fees in cash, and an annual restricted stock unit award.

A copy of the press release issued by the Company announcing Ms. Gallagher’s election is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 20, 2020, the Board of Directors of the Company adopted Amended and Restated By-laws. The Amended and Restated By-laws increased the size of the Board from eight directors to nine directors.

The foregoing description is qualified in its entirety by reference to the Amended and Restated By-laws, which are filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

  3.1 Amended and Restated By-laws of the Company, as amended dated February 20, 2020.

99.1	A copy of the press release dated February 21, 2020, issued by the Company announcing the election of Marie Gallagher to its Board of Directors.

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

February 24, 2020	By:	/s/ Jill L. Urey

Name: Jill L. Urey
Title: Vice President, Deputy General Counsel and Corporate Secretary